SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 8, 2026, the Board of Directors of BestGofer, Inc. (the “Company”) dismissed Barton CPA PLLC (“Barton”), PCAOB Firm ID 6968, as the Company’s independent registered public accounting firm.

Barton’s reports on the Company’s consolidated financial statements for the fiscal years ended November 30, 2025 and November 30, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2025 and November 30, 2024, and in the subsequent interim period through the date hereof, there were no disagreements between the Company and Barton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Barton, would have caused Barton to make reference thereto in its reports.

During the fiscal years ended November 30, 2025 and November 30, 2024, and in the subsequent interim period through the date hereof, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company’s management concluded that disclosure controls and procedures were not effective as of November 30, 2025.

The Company has requested that Barton furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. As of the date of this filing, the Company has not yet received Barton’s response letter. The letter will be filed as Exhibit 16.1 by amendment to this Current Report on Form 8-K/A promptly upon receipt.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 8, 2026, the Board of Directors of the Company appointed Sadler, Gibb & Associates, LLC (“Sadler Gibb”), a PCAOB-registered public accounting firm based in Salt Lake City, Utah, as the Company’s new independent registered public accounting firm for the fiscal year ending November 30, 2026, effective immediately.

During the fiscal years ended November 30, 2025 and November 30, 2024, and in the subsequent interim period through the date hereof, neither the Company nor anyone on its behalf consulted with Sadler Gibb regarding: (i) the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or a reportable event.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1 - Letter from Barton CPA PLLC regarding change in certifying accountant.

(To be filed by amendment.)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	April 14, 2026	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer